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                                                                  EXHIBIT 23.2


                      AIRCRAFT INFORMATION SERVICES, INC.

                              CONSENT OF APPRAISER



We consent to the use of our reports included herein and the references to our firm in the Morgan Stanley Aircraft Finance Amendment No. 1 to Registration Statement on Form S-4 (file no. 333-56575) to be filed with the Securities and Exchange Commission.

Dated:    September 28, 1998



                                           AIRCRAFT INFORMATION SERVICES, INC.


                                           BY: /s/ Fred Bearden
                                               _______________________________
                                               Name:   Fred Bearden
                                               Title:  President